UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22391

Nuveen Build America Bond Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report September 30, 2017

NBB
Nuveen Build America Bond Fund

NBD
Nuveen Build America Bond Opportunity Fund

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess
If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	8

Common Share Information	9

Risk Considerations	11

Performance Overview and Holding Summaries	12

Shareholder Meeting Report	16

Portfolios of Investments	17

Statement of Assets and Liabilities	30

Statement of Operations	31

Statement of Changes in Net Assets	32

Statement of Cash Flows	33

Financial Highlights	34

Notes to Financial Statements	36

Additional Fund Information	47

Glossary of Terms Used in this Report	48

Reinvest Automatically, Easily and Conveniently	50

Annual Investment Management Agreement Approval Process	51

NUVEEN	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nominee for Chairman of the U.S. Federal Reserve (Fed), Jerome Powell, is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018. However, uncertainties about fiscal policy remain, particularly as Congress is currently working on a tax overhaul plan. Depending on the details of a tax bill and whether it passes, the Fed’s job of managing interest rates could become more complicated in the years ahead.

Meanwhile, politics will remain in the forefront. The U.S. debt ceiling debate resumes in December 2017 when the current extension of the debt limit expires, and rebuilding continues in the wake of Hurricanes Harvey, Irma and Maria. The ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness this year has been somewhat surprising. But gains may not be so easy in the coming years. Nobody can predict market shifts, which is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Board
November 22, 2017

4	NUVEEN

Portfolio Manager’s Comments

Nuveen Build America Bond Fund (NBB)
Nuveen Build America Bond Opportunity Fund (NBD)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio manager Daniel J. Close, CFA, discusses key investment strategies and the six-month performance of the Nuveen Build America Bond Fund (NBB) and the Nuveen Build America Bond Opportunity Fund (NBD). Dan has managed NBB and NBD since their inceptions in April 2010 and November 2010, respectively.

What key strategies were used to manage these Funds during the six-month reporting period ended September 30, 2017?

Build America Bonds (BAB) rallied strongly during the reporting period, as bond markets continued to recover from the November 2016 post-election sell-off. A backdrop of sustained moderate economic growth, well-signaled policy actions from the Federal Reserve and stable municipal credit fundamentals helped municipal bond prices rise and yields fall.

NBB and NBD are designed to invest primarily in BABs and other taxable municipal bonds. The primary investment objective of these two Funds is to provide current income through investments in taxable municipal securities. Their secondary objective is to seek enhanced portfolio value and total return. The Funds offer strategic portfolio diversification opportunities for traditional municipal bond investors, while providing investment options to investors that have not traditionally purchased municipal bonds, including public and corporate retirement plans, endowments, life insurance companies and sovereign wealth funds. For these investors, the Funds can offer investment grade municipal credit, current income and some security issuers typically offer call protection. With the end of the BAB new issuance program in 2010, our focus continued to be on taking advantage of opportunities to add value and improve the liquidity profiles of both NBB and NBD.

Overall, our strategy during this reporting period was to continue to add value by pursuing active management. We bought primarily secondary bonds, adding two state appropriation bonds to both Funds, a public power bond in NBB and a California local general obligation bond in NBD. Cash for purchases came from the proceeds from selling positions from each Fund.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

Shareholders should note that, because there was no new issuance of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for the 24-month period ended December 31, 2012, the Funds’ contingent term provisions went into effect on January 1, 2013. During the reporting period ended September 30, 2017, NBB and NBD were managed in line with termination dates on or around June 30, 2020, and December 31, 2020, respectively, with the distribution of the Funds’ assets to shareholders planned for those times. We continued our efforts to maximize the Funds’ liquidity and better position NBB and NBD for termination. Even though the Funds are scheduled to terminate, we believe the opportunity still exists to add value for the shareholders of these Funds through active management and strong credit research.

How did these Funds perform over the six-month reporting period ended September 30, 2017?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and since-inception periods ended September 30, 2017. Each Fund’s total returns are compared with the performance of a corresponding market index.

For the six-month reporting period ended September 30, 2017, the total returns on common share net asset value (NAV) for NBB performed in line with the return for the Bloomberg Barclays Aggregate-Eligible Build America Bond Index and NBD outperformed the Index.

Key management factors that influenced the returns of NBB and NBD during this reporting period included duration and yield curve positioning, credit exposure, sector allocation and the use of derivatives. Duration and yield curve positioning detracted from the two Funds’ relative performance. The Funds held overweight allocations to the two shortest duration buckets, which underper-formed the broad market, and underweight allocations to the two longest duration buckets, which were the best performing segments. From a credit ratings allocation perspective, NBB’s relative performance was slightly hurt by an overweight to BB rated bonds, which offset a positive contribution from an overweight to A rated credits. However, NBD’s overall credit positioning was modestly beneficial to relative results, as the outperformance of the Fund’s A rated allocation more than counteracted the negative impact of the overweight to BB rated bonds. Sector allocations remained well diversified and contributed gains to the relative performance of both Funds. In terms of security selection, bonds with higher coupon and short call structures generally underperformed in this reporting period, as short duration bonds lagged the broad market, while bonds offering longer durations (including tender option bonds) and lower credit quality tended to perform well for the Funds.

As part of their approach to investing, NBB and NBD use an integrated leverage and hedging strategy in their efforts to enhance current income and total return, while working to maintain a level of interest rate risk similar to that of the Bloomberg Barclays Aggregate-Eligible Build America Bond Index. As part of this integrated strategy, both NBB and NBD used inverse floating rate securities and bank borrowings as leverage to potentially magnify performance. At the same time, the Funds used interest rate swaps to reduce their leverage-adjusted durations to a level close to that of the Bloomberg Barclays Aggregate-Eligible Build America Bond Index. In addition, the Funds entered into staggered interest rate swaps to partially fix the interest cost of leverage. During this reporting period, the inverse floaters and interest rate swaps performed as expected. Due to the path of interest rates over this reporting period, the use of inverse floaters boosted the Funds’ total return performance for the reporting period, while the use of swaps to shorten long-term interest rates dampened the Funds’ total return performance for the reporting period. Leverage is discussed in more detail later in this report.

Given the continued news about economic problems in Puerto Rico, we should note that neither NBB nor NBD has any exposure to Puerto Rico BABs.

6	NUVEEN

Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017, subsequent to the close of the reporting period of this report. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.

NUVEEN	7

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmark was the Funds’ use of leverage through bank borrowings and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. As mentioned previously, inverse floaters contributed positively to the performance of the Funds over this reporting period. The Funds’ borrowings also contributed positively to performance over this reporting period.

As of September 30, 2017, the Funds’ percentages of leverage are as shown in the accompanying table.

	NBB	NBD
Effective Leverage*	28.04%	28.36%
Regulatory Leverage*	13.33%	6.71%

*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	April 1, 2017	Draws	Paydowns	September 30, 2017	Average Balance Outstanding	Draws	Paydowns	November 27, 2017
NBB	$90,175,000	$—	$—	$90,175,000	$90,175,000	$—	$—	$90,175,000
NBD	$12,000,000	$—	$—	$12,000,000	$12,000,000	$—	$—	$12,000,000

Refer to Notes to Financial Statements, Note 8 - Borrowing Arrangements for further details.

8	NUVEEN

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of September 30, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NBB	NBD
April 2017	$0.1030	$0.0955
May	0.1030	0.0955
June	0.1030	0.0955
July	0.1030	0.0955
August	0.1030	0.0955
September 2017	0.1030	0.0955
Total Distributions from Net Investment Income	$0.6180	$0.5730

Yields
Market Yield*	5.76%	5.20%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2017, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	9

Common Share Information (continued)

COMMON SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of September 30, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NBB	NBD
Common shares cumulatively repurchased and retired	0	0
Common shares authorized for repurchase	2,645,000	720,000

OTHER COMMON SHARE INFORMATION

As of September 30, 2017, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NBB	NBD
Common share NAV	$22.16	$23.14
Common share price	$21.47	$22.03
Premium/(Discount) to NAV	(3.11)%	(4.80)%
6-month average premium/(discount) to NAV	(3.43)%	(3.53)%

10	NUVEEN

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Build America Bond Fund (NBB)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBB.

Nuveen Build America Bond Opportunity Fund (NBD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBD.

NUVEEN	11

NBB
Nuveen Build America Bond Fund
Performance Overview and Holding Summaries as of September 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception
NBB at Common Share NAV	6.45%	2.09%	6.09%	8.56%
NBB at Common Share Price	5.76%	0.43%	6.81%	7.82%
Bloomberg Barclays Aggregate – Eligible Build America Bond Index	6.51%	0.76%	5.62%	8.57%

Since inception returns are from 4/27/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	120.6%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	2.7%
Net Assets Plus Borrowings & Floating Rate Obligations	123.5%
Borrowings	(15.4)%
Floating Rate Obligations	(8.1)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	12.3%
AA	55.2%
A	21.1%
BBB	6.1%
BB or Lower	3.2%
N/R (not rated)	1.9%
N/A (not applicable)	0.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	30.7%
Transportation	20.2%
Tax Obligation/General	14.8%
Utilities	14.5%
Water and Sewer	12.4%
Other	7.2%
Repurchase Agreements	0.2%
Total	100%

States and Territories
(% of total municipal bonds)
California	21.5%
New York	14.6%
Texas	8.8%
Illinois	7.9%
Ohio	6.5%
Georgia	4.8%
Nevada	4.4%
New Jersey	3.7%
Virginia	3.6%
Washington	3.1%
Louisiana	3.1%
Other	18.0%
Total	100%

NUVEEN	13

NBD
Nuveen Build America Bond Opportunity Fund
Performance Overview and Holding Summaries as of September 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception
NBD at Common Share NAV	7.62%	3.71%	5.46%	8.99%
NBD at Common Share Price	4.54%	1.91%	6.30%	7.95%
Bloomberg Barclays Aggregate – Eligible Build America Bond Index	6.51%	0.76%	5.62%	9.31%

Since inception returns are from 11/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	104.9%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	4.9%
Net Assets Plus Borrowings & Floating Rate Obligations	110.4%
Borrowings	(7.2)%
Floating Rate Obligations	(3.2)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.3%
AA	59.1%
A	15.5%
BBB	3.5%
BB or Lower	5.1%
N/R (not rated)	2.0%
N/A (not applicable)	0.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	37.7%
Transportation	15.1%
Water and Sewer	13.7%
Tax Obligation/General	11.8%
Utilities	11.4%
Other	9.7%
Repurchase Agreements	0.6%
Total	100%

States and Territories
(% of total municipal bonds)
California	21.6%
New York	12.5%
Illinois	10.6%
Ohio	6.8%
Texas	6.3%
South Carolina	5.7%
Colorado	4.9%
Pennsylvania	3.2%
New Jersey	3.2%
Tennessee	3.1%
Virginia	3.0%
Other	19.1%
Total	100%

NUVEEN	15

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on August 2, 2017 for NBB and NBD; at this meeting the shareholders were asked to elect Board Members.

	NBB	NBD
	Common	Common
	shares	shares
Approval of the Board Members was reached as follows:
David J. Kundert
For	23,373,015	5,944,857
Withhold	284,789	154,571
Total	23,657,804	6,099,428
John K. Nelson
For	23,408,330	5,964,070
Withhold	249,474	135,358
Total	23,657,804	6,099,428
Terence J. Toth
For	23,413,683	5,964,320
Withhold	244,121	135,108
Total	23,657,804	6,099,428
Robert L. Young
For	23,411,879	5,964,570
Withhold	245,925	134,858
Total	23,657,804	6,099,428

16	NUVEEN

NBB
Nuveen Build America Bond Fund
	Portfolio of Investments	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 120.6% (99.8% of Total Investments)
	MUNICIPAL BONDS – 120.6% (99.8% of Total Investments)
	Arizona – 1.0% (0.8% of Total Investments)
$5,000	Mesa, Arizona, Utility System Revenue Bonds, Series 2010, 6.100%, 7/01/34	7/20 at 100.00	Aa2	$5,545,050
	California – 25.9% (21.5% of Total Investments)
2,520	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Taxable Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured	No Opt. Call	BBB+	1,249,844
1,995	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Build America Federally Taxable Bond Series 2009F-2, 6.263%, 4/01/49	No Opt. Call	AA	2,866,576
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1:
75	6.793%, 4/01/30	No Opt. Call	AA–	93,405
100	6.918%, 4/01/40	No Opt. Call	AA–	142,300
600	California Infrastructure and Economic Development Bank, Revenue Bonds, University of California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B, 6.486%, 5/15/49	No Opt. Call	AA–	788,274
40	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Taxable Series 2013B, 7.000%, 8/01/18	No Opt. Call	BB–	39,866
395	California School Finance Authority, Charter School Revenue Bonds, City Charter School Obligated Group, Taxable Series 2016B, 3.750%, 6/01/20	No Opt. Call	N/R	392,405
3,030	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34	No Opt. Call	A+	4,622,841
2,050	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2010A-2, 8.000%, 3/01/35	3/20 at 100.00	A+	2,322,158
7,000	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series 2010B, 6.484%, 11/01/41	No Opt. Call	Aa2	9,434,390
7,115	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 7.950%, 3/01/36	3/20 at 100.00	AA–	8,047,207
6,610	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond Series 2010, 7.600%, 11/01/40	No Opt. Call	AA–	10,351,194
9,185	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014B, 6.000%, 12/01/24	No Opt. Call	BB+	9,732,150
7,500	Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010, 6.600%, 8/01/42	No Opt. Call	AA+	10,850,775
10,000	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2010, 6.600%, 8/01/42 (UB) (4)	No Opt. Call	AA+	14,467,700
3,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Build America Taxable Bond Series 2010A, 5.735%, 6/01/39	No Opt. Call	AAA	3,743,850
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Projects I, Build America Taxable Bond Series 2010B:
2,050	7.488%, 8/01/33	No Opt. Call	AA	2,809,463
11,270	7.618%, 8/01/40	No Opt. Call	AA	17,186,750
9,895	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	12,854,100
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010A:
80	5.716%, 7/01/39	No Opt. Call	Aa2	103,666
2,840	6.166%, 7/01/40	7/20 at 100.00	Aa2	3,123,404

NUVEEN	17

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,685	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010D, 6.574%, 7/01/45	No Opt. Call	Aa2	$2,496,294
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust 2016-XFT906, 25.342%, 7/01/50 (IF) (4)	No Opt. Call	AA+	7,002,300
1,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Build America Taxable Bond Series 2009D, 6.538%, 7/01/39	7/19 at 100.00	AAA	1,615,245
1,000	Metropolitan Water District of Southern California, Water Revenue Bonds, Build America Taxable Series 2010A, 6.947%, 7/01/40	7/20 at 100.00	AAA	1,120,010
1,605	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds, Federally Taxable Series 2011A-T, 7.500%, 9/01/19	No Opt. Call	AA–	1,721,074
4,250	Sacramento Public Financing Authority, California, Lease Revenue Bonds, Golden 1 Center, Series 2015, 5.637%, 4/01/50	No Opt. Call	A+	4,806,197
2,390	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.000%, 11/01/40	No Opt. Call	AA–	3,051,624
4,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond 2016-XFT901, 24.676%, 11/01/41 (IF) (4)	No Opt. Call	AA	9,552,800
	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated Redevelopment Project Series 2011A:
275	6.500%, 12/01/17 (ETM)	No Opt. Call	A (5)	277,406
295	6.750%, 12/01/18 (ETM)	No Opt. Call	A (5)	312,659
1,500	University of California, General Revenue Bonds, Build America Taxable Bonds, Series 2009R, 6.270%, 5/15/31	5/19 at 100.00	AA	1,596,705
2,505	University of California, General Revenue Bonds, Limited Project, Build America Taxable Bond Series 2010F, 5.946%, 5/15/45	No Opt. Call	AA–	3,237,963
110,355	Total California			152,012,595
	Colorado – 0.7% (0.6% of Total Investments)
3,100	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable Bonds, Series 2009C, 5.664%, 12/01/33	No Opt. Call	AA+	3,899,087
	Connecticut – 1.3% (1.0% of Total Investments)
6,300	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic Development Bond Series 2010B, 12.500%, 4/01/39	4/20 at 100.00	N/R	7,325,199
	District of Columbia – 0.2% (0.2% of Total Investments)
1,155	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien, Build America Taxable Bond Series 2010A, 5.522%, 10/01/44	No Opt. Call	AA+	1,445,644
	Florida – 0.9% (0.7% of Total Investments)
5,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Build America Taxable Bonds, Series 2010G, 5.750%, 6/01/35	6/19 at 100.00	AAA	5,302,450
	Georgia – 5.8% (4.8% of Total Investments)
2,500	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47	1/26 at 100.00	AAA	2,649,250
9,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build America Bonds Series 2010A, 6.637%, 4/01/57	No Opt. Call	A+	11,370,780
1,120	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable Build America Bonds Series 2010A, 6.655%, 4/01/57	No Opt. Call	A+	1,400,190
15,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call	A–	18,671,850
27,620	Total Georgia			34,092,070

18	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 9.5% (7.9% of Total Investments)
$865	Chicago Transit Authority, Illinois, Sales and Transfer Tax Receipts Revenue Bonds, Pension Funding Taxable Series 2008A, 6.899%, 12/01/40	No Opt. Call	AA	$1,132,570
7,735	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	9,580,494
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B:
10,925	6.845%, 1/01/38	1/20 at 100.00	A	11,978,498
355	6.395%, 1/01/40	No Opt. Call	A	485,239
360	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series 2010B, 6.900%, 1/01/40	No Opt. Call	AA–	462,787
14,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3, 6.725%, 4/01/35	No Opt. Call	BBB	15,891,960
8,090	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	10,334,651
2,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009B, 5.851%, 12/01/34	No Opt. Call	AA–	3,028,477
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.125%, 11/30/27	11/19 at 100.00	AAA	2,130,660
685	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Taxable Bond Series 2010A, 7.820%, 1/01/40	No Opt. Call	A2	891,247
47,410	Total Illinois			55,916,583
	Indiana – 2.6% (2.1% of Total Investments)
5,000	Indiana University, Consolidated Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.636%, 6/01/35	6/20 at 100.00	AAA	5,366,050
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Bonds, Series 2010A-2, 6.004%, 1/15/40	No Opt. Call	Aa1	6,522,800
2,390	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series 2010B-2, 6.116%, 1/15/40	No Opt. Call	AA	3,145,742
12,390	Total Indiana			15,034,592
	Kentucky – 1.7% (1.4% of Total Investments)
5,000	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project, Tender Option Bond Trust 2016-XFT902, 25.020%, 9/01/37 – AGC Insured (IF) (4)	9/20 at 100.00	AA	7,022,500
1,950	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43	No Opt. Call	AA	2,597,380
6,950	Total Kentucky			9,619,880
	Louisiana – 3.7% (3.1% of Total Investments)
20,350	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Series 2010B, 6.087%, 2/01/45 (UB) (4)	2/20 at 100.00	AA	21,929,364
	Massachusetts – 0.8% (0.7% of Total Investments)
2,000	Massachusetts, Transpiration Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust 2016-XFT907, 21.170%, 6/01/40 (IF) (4)	No Opt. Call	AAA	4,882,500
	Michigan – 1.0% (0.8% of Total Investments)
6,070	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34	12/17 at 100.00	B–	5,937,795
	Missouri – 0.3% (0.2% of Total Investments)
1,290	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable Bonds, Series 2009A, 5.960%, 11/01/39	No Opt. Call	AA+	1,648,710

NUVEEN	19

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 5.4% (4.4% of Total Investments)
$13,890	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	$15,043,981
10,150	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series 2010C, 6.820%, 7/01/45	No Opt. Call	Aa2	14,896,749
1,315	Las Vegas, Nevada, Certificates of Participation, City Hall Project, Build America Federally Taxable Bonds, Series 2009B, 7.800%, 9/01/39 (Pre-refunded 9/01/19)	9/19 at 100.00	AA– (5)	1,456,086
25,355	Total Nevada			31,396,816
	New Jersey – 4.4% (3.7% of Total Investments)
2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2009B, 6.875%, 12/15/39	6/19 at 100.00	A–	2,611,000
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C:
130	6.104%, 12/15/28	12/20 at 100.00	A–	136,755
3,500	5.754%, 12/15/28	No Opt. Call	A–	3,927,280
4,190	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F, 7.414%, 1/01/40	No Opt. Call	A+	6,327,151
8,805	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	12,891,048
19,125	Total New Jersey			25,893,234
	New York – 17.6% (14.5% of Total Investments)
25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2010D, 5.600%, 3/15/40 (UB) (4)	No Opt. Call	AAA	31,731,250
5,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America Taxable Bond Series 2010B, 5.850%, 5/01/41	No Opt. Call	A–	6,190,329
7,965	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010C, 7.336%, 11/15/39	No Opt. Call	AA	12,142,165
14,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series 2010CC, 6.282%, 6/15/42	12/20 at 100.00	AA+	15,577,520
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.790%, 6/15/41	6/20 at 100.00	AA+	1,085,260
2,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD, 5.952%, 6/15/42	No Opt. Call	AA+	3,539,736
2,025	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2010DD, 5.952%, 6/15/42 (UB)	No Opt. Call	AA+	2,762,222
1,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bond Trust 2016-XFT908, 22.408%, 6/15/44 (IF)	No Opt. Call	AA+	4,560,344
7,155	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA	9,875,546
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40 (4)	No Opt. Call	AAA	12,567,600
3,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Taxable Series 2016B, 3.673%, 7/01/30	No Opt. Call	BBB	2,912,130
79,435	Total New York			102,944,102
	North Carolina – 1.8% (1.5% of Total Investments)
10,100	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B, 6.700%, 1/01/39	1/19 at 100.00	AA	10,640,855

20	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 7.8% (6.5% of Total Investments)
$10,700	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build America Bond Series 2010B, 7.834%, 2/15/41	No Opt. Call	A	$16,204,615
4,000	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build America Bond Series 2009C, 6.053%, 2/15/43	No Opt. Call	A1	5,157,600
25	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Taxable Series 2013B, 4.532%, 1/01/35	No Opt. Call	AA	27,504
15,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America Taxable Bonds, Series 2010, 6.038%, 11/15/40	11/20 at 100.00	AA+	17,114,945
7,500	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds, Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien Series 2016A, 6.600%, 1/01/39	1/26 at 100.00	N/R	7,323,375
37,725	Total Ohio			45,828,039
	Oregon – 2.5% (2.0% of Total Investments)
4,000	Oregon Department of Administrative Services, Certificates of Participation, Federally Taxable Build America Bonds, Tender Option Bond Trust 2016-TXG001, 22.285%, 5/01/35 (IF) (4)	5/20 at 100.00	AA	5,872,600
8,030	Warm Springs Reservation Confederated Tribes, Oregon, Tribal Economic Development Bonds, Hydroelectric Revenue Bonds, Pelton Round Butte Project, Refunding Series 2009A, 8.250%, 11/01/19	No Opt. Call	A3	8,534,401
12,030	Total Oregon			14,407,001
	Pennsylvania – 2.3% (1.9% of Total Investments)
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D:
1,225	5.653%, 6/01/24	No Opt. Call	A1	1,374,548
1,915	6.218%, 6/01/39	No Opt. Call	A1	2,455,930
5,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Taxable Series 2016A, 4.144%, 6/01/38	No Opt. Call	A1	5,241,450
2,000	Pennsylvania State, General Obligation Bonds, Build America Taxable Bonds, Third Series 2010B, 5.850%, 7/15/30	7/20 at 100.00	Aa3	2,198,320
1,535	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A, 6.105%, 12/01/39	No Opt. Call	A1	2,045,541
11,675	Total Pennsylvania			13,315,789
	South Carolina – 1.3% (1.1% of Total Investments)
2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 – AGM Insured	No Opt. Call	AA	2,622,320
55	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Tender Option Bond Trust 2016-XFT909, 22.891%, 1/01/50 (IF)	No Opt. Call	A+	134,118
2,245	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 (UB)	No Opt. Call	A+	2,890,887
1,835	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2013C, 5.784%, 12/01/41 – AGM Insured	No Opt. Call	AA	2,198,936
6,135	Total South Carolina			7,846,261
	Tennessee – 1.9% (1.6% of Total Investments)
5,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2, 7.431%, 7/01/43	No Opt. Call	A1	6,716,650
3,290	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	4,388,103
8,290	Total Tennessee			11,104,753

NUVEEN	21

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 10.6% (8.8% of Total Investments)
$1,000	Bexar County Hospital District, Texas, Certificates of Obligation, Taxable Build America Bond Series 2009B, 6.904%, 2/15/39	2/19 at 100.00	AA+	$1,059,660
9,280	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42	No Opt. Call	A–	12,345,184
2,200	Dallas Independent School District, Dallas County, Texas, General Obligation Bonds, School Building, Build America Taxable Bond Series 2010C, 6.450%, 2/15/35	2/21 at 100.00	AAA	2,500,652
3,250	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B, 6.319%, 3/01/30	3/20 at 100.00	AA	3,534,277
10,285	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series 2009B, 6.718%, 1/01/49	No Opt. Call	A1	15,269,317
10,220	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa2	11,601,948
1,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien, Build America Taxable Bond Series 2010A, 5.808%, 2/01/41	No Opt. Call	AA+	1,304,780
10	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2012, 4.427%, 2/01/42	No Opt. Call	Aa1	11,260
5,000	San Antonio, Texas, General Obligation Bonds, Build America Taxable Bonds, Series 2010B, 6.038%, 8/01/40	8/20 at 100.00	AAA	5,527,700
7,015	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds, Series 2009A, 5.517%, 4/01/39	No Opt. Call	AAA	9,060,714
49,260	Total Texas			62,215,492
	Utah – 0.9% (0.8% of Total Investments)
4,000	Central Utah Water Conservancy District, Utah, Revenue Bonds, Federally Taxable Build America Bonds, Series 2010A, 5.700%, 10/01/40	4/20 at 100.00	AA+	4,313,840
1,000	Tooele County Municipal Building Authority, Utah, Lease Revenue Bonds, Build America Bond Series 2010A-2, 8.000%, 12/15/32	12/20 at 100.00	A+	1,097,190
5,000	Total Utah			5,411,030
	Virginia – 4.3% (3.6% of Total Investments)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D:
11,930	7.462%, 10/01/46	No Opt. Call	BBB+	17,327,013
1,000	7.462%, 10/01/46 – AGM Insured	No Opt. Call	AA	1,501,490
7,125	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46	11/17 at 100.00	B–	6,550,013
20,055	Total Virginia			25,378,516
	Washington – 3.8% (3.1% of Total Investments)
4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build America Bonds, Tender Option Bond Trust 2016-XFT905, 20.024%, 2/01/40 (IF) (4)	No Opt. Call	AA	7,680,600
11,090	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40	No Opt. Call	Aa3	14,336,487
15,090	Total Washington			22,017,087
	West Virginia – 0.6% (0.5% of Total Investments)
3,730	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds, Taxable Turbo Series 2007A, 7.467%, 6/01/47	6/25 at 100.00	B2	3,657,079
$557,995	Total Long-Term Investments (cost $608,959,860)			706,647,573

22	NUVEEN

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.2% (0.2% of Total Investments)
	REPURCHASE AGREEMENTS – 0.2% (0.2% of Total Investments)
$1,377	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/17, repurchase price $1,377,450, collateralized by $1,410,000 U.S. Treasury Notes, 2.250%, due 2/15/27, value $1,407,559	0.120%	10/02/17	$1,377,436
$1,377	Total Short-Term Investments (cost $1,377,436)			1,377,436
	Total Investments (cost $610,337,296) – 120.8%			708,025,009
	Borrowings – (15.4)% (6), (7)			(90,175,000)
	Floating Rate Obligations – (8.1)%			(47,700,000)
	Other Assets Less Liabilities – 2.7% (8)			16,117,557
	Net Assets Applicable to Common Shares – 100%			$586,267,566

Investments in Derivatives as of September 30, 2017

Interest Rate Swaps – OTC Cleared

											Variation Margin Receivable/(Payable)
		Fund Pay/Receive Floating Rate			Fixed Rate Payment Frequency				Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	Notional Amount		Floating Rate Index	Fixed Rate (Annualized)		Effective Date (9)	Maturity Date
								Value
	$47,500,000	Receive	3-Month	2.769%	Semi-Annually	1/10/18	1/10/40	$(1,972,209)	$—	$(1,972,209)	$(57,812)
			LIBOR
	33,000,000	Receive	3-Month	2.363	Semi-Annually	9/10/18	9/10/28	136,471	700	135,771	30,030
			LIBOR
Total	$80,500,000							$(1,835,738)	$700	$(1,836,438)	$(27,782)
Total interest rate swap premiums paid									$700
Total interest rate swap premiums received									$—
Total receivable for variation margin on swap contracts											$30,030
Total payable for variation margin on swap contracts											$(57,812)

Interest Rate Swaps – OTC Uncleared

		Fund Pay/Receive Floating Rate			Fixed Rate Payment Frequency		Optional Termination Date			Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	Notional Amount		Floating Rate Index	Fixed Rate(Annualized)		Effective Date (9)		Maturity Date
Counterparty									Value
Morgan Stanley	$121,000,000	Receive	1-Month	1.500%	Monthly	12/01/17	12/01/17	12/01/19	$(20,274)	$1,831,000	$(1,851,274)
Capital			LIBOR
Services LLC

NUVEEN	23

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	Borrowings as a percentage of Total Investments is 12.7%.
(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.
(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

24	NUVEEN

NBD
Nuveen Build America Bond Opportunity Fund
	Portfolio of Investments	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 104.9% (99.4% of Total Investments)
	MUNICIPAL BONDS – 104.9% (99.4% of Total Investments)
	California – 22.7% (21.5% of Total Investments)
$1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34	No Opt. Call	A+	$2,288,535
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014B, 6.000%, 12/01/24	No Opt. Call	BB+	3,708,495
1,000	Los Angeles Community College District, California, General Obligation Bonds, Build America Taxable Bonds, Series 2010, 6.600%, 8/01/42	No Opt. Call	AA+	1,446,770
2,000	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Tender Option Bond Trust 2016-XTG002, 25.499%, 8/01/49 (IF) (4)	No Opt. Call	AA+	7,247,100
1,150	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	1,493,908
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender Option Bond Trust 2016-XFT906, 25.342%, 7/01/50 (IF) (4)	No Opt. Call	AA+	7,002,300
535	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds, Federally Taxable Series 2011A-T, 7.500%, 9/01/19	No Opt. Call	AA–	573,691
2,200	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48	No Opt. Call	AAA	2,991,714
1,500	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010G, 6.950%, 11/01/50	No Opt. Call	AA–	2,221,920
675	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Taxable Series 2009E, 8.406%, 8/01/39	No Opt. Call	AA–	927,767
2,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond 2016-XFT901, 24.676%, 11/01/41 (IF) (4)	No Opt. Call	AA	4,776,400
315	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated Redevelopment Project Series 2011A, 7.000%, 12/01/19 (ETM)	No Opt. Call	A (5)	349,574
2,000	University of California Regents, Medical Center Pooled Revenue Bonds, Taxable Build America Bonds, Series 2010H, 6.548%, 5/15/48	No Opt. Call	AA–	2,763,380
20,375	Total California			37,791,554
	Colorado – 5.2% (4.9% of Total Investments)
4,000	Colorado State Bridge Enterprise Revenue Bonds, Federally Taxable Build America Series 2010A, 6.078%, 12/01/40	No Opt. Call	AA	5,164,960
2,585	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Build America Series 2010B, 5.844%, 11/01/50	No Opt. Call	AA+	3,465,063
6,585	Total Colorado			8,630,023
	Connecticut – 0.9% (0.9% of Total Investments)
1,355	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic Development Bond Series 2010B, 12.500%, 4/01/39	4/20 at 100.00	N/R	1,575,499
	Georgia – 2.9% (2.7% of Total Investments)
1,000	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47	1/26 at 100.00	AAA	1,059,700
3,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call	A–	3,734,370
4,000	Total Georgia			4,794,070

NUVEEN	25

NBD	Nuveen Build America Bond Opportunity Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 11.1% (10.5% of Total Investments)
$3,760	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	$4,657,098
1,255	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A	1,376,020
2,000	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5, 7.350%, 7/01/35	No Opt. Call	BBB	2,358,260
5,692	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	7,271,302
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 11/30/28	11/19 at 100.00	AAA	2,125,780
400	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Bond Series 2009C, 6.859%, 1/01/39	No Opt. Call	A2	476,672
205	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Taxable Bond Series 2010A, 7.820%, 1/01/40	No Opt. Call	A2	266,723
15,312	Total Illinois			18,531,855
	Indiana – 0.8% (0.7% of Total Investments)
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series 2010B-2, 6.116%, 1/15/40	No Opt. Call	AA	1,316,210
	Kentucky – 2.4% (2.3% of Total Investments)
3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43	No Opt. Call	AA	3,995,970
	Massachusetts – 2.9% (2.8% of Total Investments)
2,000	Massachusetts, Transpiration Fund Revenue Bonds, Accelerated Bridge Program, Tender Option Bond Trust 2016-XFT907, 21.170%, 6/01/40 (IF) (4)	No Opt. Call	AAA	4,882,500
	Michigan – 1.1% (1.1% of Total Investments)
1,960	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34	12/17 at 100.00	B–	1,917,311
	Mississippi – 1.5% (1.4% of Total Investments)
2,085	Mississippi State, General Obligation Bonds, Build America Taxable Bond Series 2010F, 5.245%, 11/01/34	No Opt. Call	AA	2,483,047
	Nevada – 2.6% (2.4% of Total Investments)
1,965	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	2,128,252
1,500	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series 2010C, 6.820%, 7/01/45	No Opt. Call	Aa2	2,201,490
3,465	Total Nevada			4,329,742
	New Jersey – 3.3% (3.1% of Total Investments)
1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C, 5.754%, 12/15/28	No Opt. Call	A–	1,683,120
1,000	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	1,464,060
2,000	Rutgers State University, New Jersey, Revenue Bonds, Build America Taxable Bond Series 2010H, 5.665%, 5/01/40	No Opt. Call	Aa3	2,408,300
4,500	Total New Jersey			5,555,480
	New York – 13.2% (12.5% of Total Investments)
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond trust 2016-XFT903, 20.545%, 3/15/40 (IF) (4)	No Opt. Call	AAA	4,692,500
1,270	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39	No Opt. Call	AA–	1,757,312

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.440%, 6/15/43 (4)	No Opt. Call	AA+	$1,941,600
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust 2016-XFT908, 22.408%, 6/15/44 (IF)	No Opt. Call	AA+	5,718,300
3,750	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA	5,175,862
1,500	New York City, New York, General Obligation Bonds, Federally Taxable Build America Bonds, Series 2010-F1, 6.646%, 12/01/31	12/20 at 100.00	AA	1,708,155
1,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Taxable Series 2016B, 3.673%, 7/01/30	No Opt. Call	BBB	970,710
13,020	Total New York			21,964,439
	North Carolina – 1.2% (1.2% of Total Investments)
1,955	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B, 6.700%, 1/01/39	1/19 at 100.00	AA	2,059,690
	Ohio – 7.1% (6.7% of Total Investments)
1,500	American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Build America Bond Series 2010B, 7.499%, 2/15/50	No Opt. Call	A	2,199,885
2,690	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build America Bond Series 2009C, 6.053%, 2/15/43	No Opt. Call	A1	3,468,486
2,850	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America Taxable Bonds, Series 2010, 6.038%, 11/15/40	11/20 at 100.00	AA+	3,146,942
3,075	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds, Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien Series 2016A, 6.600%, 1/01/39	1/26 at 100.00	N/R	3,002,584
10,115	Total Ohio			11,817,897
	Pennsylvania – 3.4% (3.2% of Total Investments)
2,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Taxable Series 2016A, 4.144%, 6/01/38	No Opt. Call	A1	2,096,580
2,715	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2010B, 5.511%, 12/01/45	No Opt. Call	A1	3,512,613
4,715	Total Pennsylvania			5,609,193
	South Carolina – 6.0% (5.6% of Total Investments)
155	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Tender Option Bond Trust 2016-XFT909, 22.891%, 1/01/50 (IF)	No Opt. Call	A+	377,968
6,735	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2010C, 6.454%, 1/01/50 (UB)	No Opt. Call	A+	8,672,660
750	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2013C, 5.784%, 12/01/41 – AGM Insured	No Opt. Call	AA	898,748
7,640	Total South Carolina			9,949,376
	Tennessee – 3.2% (3.1% of Total Investments)
4,060	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	5,415,106

NUVEEN	27

NBD	Nuveen Build America Bond Opportunity Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 6.6% (6.3% of Total Investments)
$1,000	Bexar County Hospital District, Texas, Certificates of Obligation, Taxable Build America Bond Series 2009B, 6.904%, 2/15/39	2/19 at 100.00	AA+	$1,059,660
2,520	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Build America Taxable Bonds, Series 2009B, 5.999%, 12/01/44	No Opt. Call	AA+	3,366,241
2,000	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42	No Opt. Call	A–	2,660,600
1,000	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B, 6.319%, 3/01/30	3/20 at 100.00	AA	1,087,470
2,500	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa2	2,838,050
9,020	Total Texas			11,012,021
	Virginia – 3.2% (3.0% of Total Investments)
1,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	1,612,153
4,020	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46	11/17 at 100.00	B–	3,695,586
5,130	Total Virginia			5,307,739
	Washington – 2.3% (2.2% of Total Investments)
2,935	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40	No Opt. Call	Aa3	3,794,192
	West Virginia – 1.3% (1.3% of Total Investments)
2,270	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds, Taxable Turbo Series 2007A, 7.467%, 6/01/47	6/25 at 100.00	B2	2,225,622
$126,497	Total Long-Term Investments (cost $131,094,860)			174,958,536

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.6% (0.6% of Total Investments)
	REPURCHASE AGREEMENTS – 0.6% (0.6% of Total Investments)
$1,011	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/17, repurchase price $1,010,722, collateralized by $1,035,000 U.S. Treasury Notes, 2.250%, due 2/15/27, value $1,033,208	0.120%	10/02/17	$1,010,712
$1,011	Total Short-Term Investments (cost $1,010,712)			1,010,712
	Total Investments (cost $132,105,572) – 105.5%			175,969,248
	Borrowings – (7.2)% (6), (7)			(12,000,000)
	Floating Rate Obligations – (3.2)%			(5,390,000)
	Other Assets Less Liabilities – 4.9% (8)			8,138,924
	Net Assets Applicable to Common Shares – 100%			$166,718,172

28	NUVEEN

Investments in Derivatives as of September 30, 2017

Interest Rate Swaps – OTC Cleared

											Variation Margin Receivable/(Payable)
		Fund Pay/Receive Floating Rate			Fixed Rate Payment Frequency				Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	Notional Amount		Floating Rate Index	Fixed Rate(Annualized)		Effective Date (9)	Maturity Date
								Value
	$46,000,000	Receive	3-Month	2.363%	Semi-Annually	9/10/18	9/10/28	$190,233	$805	$189,427	$42,509
			LIBOR
	26,000,000	Receive	3-Month	2.394%	Semi-Annually	4/27/18	4/27/26	(209,759)	—	(209,759)	37,394
			LIBOR
	15,500,000	Receive	3-Month	2.769%	Semi-Annually	1/10/18	1/10/40	(643,563)	—	(643,563)	(18,984)
			LIBOR
Total	$87,500,000							$(663,089)	$805	$(663,895)	$60,919
Total interest rate swap premiums paid									$805
Total interest rate swap premiums received									$—
Total receivable for variation margin on swap contracts											$ 79,903
Total payable for variation margin on swap contracts											$(18,984)

Interest Rate Swaps – OTC Uncleared

		Fund Pay/Receive Floating Rate			Fixed Rate Payment Frequency		Optional Termination Date			Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	Notional Amount		Floating Rate Index	Fixed Rate (Annualized)		Effective Date (9)		Maturity Date
Counterparty									Value
Barclays Bank PLC	$29,500,000	Receive	1-Month	1.655%	Monthly	12/01/17	6/01/18	6/01/20	$(77,199)	$547,000	$(624,199)
LIBOR

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	Borrowings as a percentage of Total Investments is 6.8%.
(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.
(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

NUVEEN	29

Statement of Assets and Liabilities	September 30, 2017 (Unaudited)

	NBB	NBD
Assets
Long-Term Investments, at value (cost $608,959,860 and $131,094,860, respectively)	$706,647,573	$174,958,536
Short-Term Investments, at value (cost approximates value)	1,377,436	1,010,712
Cash	17	193
Cash collateral at broker for investments in swaps(1)	7,733,342	6,028,324
Interest rate swaps-OTC cleared premiums paid	700	805
Interest rate swaps-OTC uncleared premiums paid	1,831,000	547,000
Receivable for:
Interest	11,711,588	2,969,578
Variation margin on swap contracts	30,030	79,903
Other assets	100,027	12,314
Total assets	729,431,713	185,607,365
Liabilities
Borrowings	90,175,000	12,000,000
Floating rate obligations	47,700,000	5,390,000
Unrealized depreciation on interest rate swaps	1,851,274	624,199
Payable for:
Dividends	2,661,211	669,780
Variation margin on swap contracts	57,812	18,984
Accrued expenses:
Management fees	394,554	116,000
Interest on borrowings	149,237	19,860
Trustees fees	43,312	1,198
Other	131,747	49,172
Total liabilities	143,164,147	18,889,193
Net assets applicable to common shares	$586,267,566	$166,718,172
Common shares outstanding	26,461,985	7,205,250
Net asset value (“NAV”) per common share outstanding	$22.16	$23.14
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$264,620	$72,053
Paid-in surplus	504,137,905	137,235,390
Undistributed (Over-distribution of) net investment income	(5,677,300)	(894,194)
Accumulated net realized gain (loss)	(6,457,660)	(12,270,659)
Net unrealized appreciation (depreciation)	94,000,001	42,575,582
Net assets applicable to common shares	$586,267,566	$166,718,172
Authorized common shares	Unlimited	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in swaps is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Portfolio of Investments.

See accompanying notes to financial statements.

30	NUVEEN

Statement of Operations	Six Months Ended September 30, 2017 (Unaudited)

	NBB	NBD
Investment Income	$19,650,969	$5,063,055
Expenses
Management fees	2,376,729	695,497
Interest expense	1,269,866	165,584
Custodian fees	30,115	11,064
Trustees fees	10,178	2,664
Professional fees	25,483	18,521
Shareholders’ reporting expenses	44,946	10,495
Shareholders’ servicing agent fees	75	75
Stock exchange listing fees	3,784	3,488
Investor relations expenses	29,313	7,902
Other	14,051	7,955
Total expenses	3,804,540	923,245
Net investment income (loss)	15,846,429	4,139,810
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,046,334	21,439
Swaps	5,732,915	4,613,701
Change in net unrealized appreciation (depreciation) of:
Investments	21,504,059	9,191,407
Swaps	(7,940,239)	(5,977,787)
Net realized and unrealized gain (loss)	20,343,069	7,848,760
Net increase (decrease) in net assets applicable to common shares from operations	$36,189,498	$11,988,570

See accompanying notes to financial statements.

NUVEEN	31

Statement of Changes in Net Assets	(Unaudited)

	NBB		NBD
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	9/30/17	3/31/17	9/30/17	3/31/17
Operations
Net investment income (loss)	$15,846,429	$32,335,416	$4,139,810	$8,466,704
Net realized gain (loss) from:
Investments	1,046,334	9,021,575	21,439	3,911,152
Swaps	5,732,915	(12,401,642)	4,613,701	(6,101,967)
Change in net unrealized appreciation (depreciation) of:
Investments	21,504,059	(32,445,791)	9,191,407	(11,702,541)
Swaps	(7,940,239)	19,301,957	(5,977,787)	11,055,503
Net increase (decrease) in net assets applicable to common shares from operations	36,189,498	15,811,515	11,988,570	5,628,851
Distributions to Common Shareholders
From net investment income	(16,353,507)	(33,977,189)	(4,128,608)	(8,790,405)
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,353,507)	(33,977,189)	(4,128,608)	(8,790,405)
Net increase (decrease) in net assets applicable to common shares	19,835,991	(18,165,674)	7,859,962	(3,161,554)
Net assets applicable to common shares at the beginning of period	566,431,575	584,597,249	158,858,210	162,019,764
Net assets applicable to common shares at the end of period	$586,267,566	$566,431,575	$166,718,172	$158,858,210
Undistributed (Over-distribution of) net investment income at the end of period	$(5,677,300)	$(5,170,222)	$(894,194)	$(905,396)

See accompanying notes to financial statements.

32	NUVEEN

Statement of Cash Flows	Six Months Ended September 30, 2017 (Unaudited)

	NBB	NBD
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$36,189,498	$11,988,570
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(16,398,644)	(7,033,590)
Proceeds from sales and maturities of investments	17,438,935	8,820,575
Proceeds from (Purchases of) short-term investments, net	(1,377,436)	(1,010,712)
Proceeds from (Payments for) swap contracts, net	5,732,915	4,613,701
Premiums received (paid) for interest rate swaps	(111,700)	(56,305)
Amortization (Accretion) of premiums and discounts, net	621,666	96,215
(Increase) Decrease in:
Cash collateral at brokers for investments in swaps	2,605,874	537,051
Receivable for interest	138,457	103,110
Receivable for variation margin on swap contracts	(30,030)	(79,903)
Other assets	(47,827)	(4,406)
Increase (Decrease) in:
Payable for variation margin on swap contracts	(42,457)	(70,166)
Accrued management fees	(2,951)	(410)
Accrued interest on borrowings	21,221	2,824
Accrued Trustees fees	7,398	169
Accrued other expenses	(8,576)	(15,372)
Net realized (gain) loss from:
Investments	(1,046,334)	(21,439)
Swaps	(5,732,915)	(4,613,701)
Change in net unrealized (appreciation) depreciation of:
Investments	(21,504,059)	(9,191,407)
Swaps(1)	(142,372)	(23,138)
Net cash provided by (used in) operating activities	16,310,663	4,041,666
Cash Flows from Financing Activities:
Cash distributions paid to common shareholders	(16,349,710)	(4,127,934)
Net cash provided by (used in) financing activities	(16,349,710)	(4,127,934)
Net Increase (Decrease) in Cash	(39,047)	(86,268)
Cash at the beginning of period	39,064	86,461
Cash at the end of period	$17	$193

	NBB	NBD
Cash paid for interest (excluding borrowing costs)	$1,191,816	$152,080

(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

NUVEEN	33

Financial Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	(a)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
NBB
Year Ended 3/31:
2018(f)	$21.41	$0.60		$0.77	$1.37	$(0.62)	$—	$(0.62)	$22.16	$21.47
2017	22.09	1.22		(0.62)	0.60	(1.28)	—	(1.28)	21.41	20.90
2016	23.13	1.29		(0.98)	0.31	(1.35)	—	(1.35)	22.09	21.59
2015	21.45	1.37		1.70	3.07	(1.39)	—	(1.39)	23.13	21.24
2014	22.60	1.39		(1.14)	0.25	(1.40)	—	(1.40)	21.45	19.62
2013	21.39	1.35		1.17	2.52	(1.31)	—	(1.31)	22.60	20.97

NBD
Year Ended 3/31:
2018(f)	22.05	0.57		1.09	1.66	(0.57)	—	(0.57)	23.14	22.03
2017	22.49	1.18		(0.40)	0.78	(1.22)	—	(1.22)	22.05	21.63
2016	23.92	1.27		(1.39)	(0.12)	(1.31)	—	(1.31)	22.49	21.52
2015	22.68	1.37		1.24	2.61	(1.37)	—	(1.37)	23.92	21.72
2014	23.92	1.40		(1.29)	0.11	(1.35)	—	(1.35)	22.68	20.50
2013	22.56	1.34		1.31	2.65	(1.29)	—	(1.29)	23.92	22.12

	Borrowings at the End of Period
	Aggregate
	Amount	Asset
	Outstanding	Coverage
	(000)	Per $1,000
NBB
Year Ended 3/31:
2018(f)	$90,175	$7,501
2017	90,175	7,281
2016	89,500	7,532
2015	89,500	7,839
2014	89,000	7,379
2013	89,000	7,720

NBD
Year Ended 3/31:
2018(f)	12,000	14,893
2017	12,000	14,238
2016	11,800	14,730
2015	11,800	15,603
2014	11,500	15,208
2013	11,500	15,985

34	NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(c)

	Based on	Ending			Net		Portfolio
Based on	Share	Net			Investment		Turnover
NAV (b)	Price (b)	Assets (000)	Expenses	(d)	Income (Loss	)	Rate	(e)

6.45%	5.76%	$586,268	1.31	%*	5.45	%*	2%
2.66	2.70	566,432	1.21		5.48		11
1.63	8.66	584,597	1.13		5.93		16
14.61	15.75	612,075	1.07		6.04		13
1.44	0.63	567,690	1.12		6.63		6
12.05	10.57	598,113	1.10		6.10		7

7.62	4.54	166,718	1.13	*	5.05	*	4
3.39	6.25	158,858	1.10		5.13		17
(0.25)	5.68	162,020	1.08		5.73		11
11.70	12.86	172,318	1.02		5.77		6
0.76	(0.85)	163,391	1.08		6.34		4
11.97	11.88	172,331	1.07		5.74		4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to borrowings (as described in Note 8 – Borrowing Arrangements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NBB
Year Ended 3/31:
2018(f)	0.44	%*
2017	0.33
2016	0.22
2015	0.19
2014	0.22
2013	0.22

NBD
Year Ended 3/31:
2018(f)	0.20	%*
2017	0.16
2016	0.10
2015	0.09
2014	0.11
2013	0.10

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended September 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	35

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Build America Bond Fund (NBB)

• Nuveen Build America Bond Opportunity Fund (NBD)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NBB and NBD were organized as Massachusetts business trusts on December 4, 2009 and June 4, 2010, respectively.

The end of the reporting period for the Funds is September 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2017 (the “current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. Each Fund’s secondary investment objective is to seek enhanced portfolio value and total return. The Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as Build America Bonds (“BABs”), which make up approximately 80% of their managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates). BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009, which offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments. Under normal circumstances, the Funds may invest 20% of their managed assets in securities other than BABs, including taxable and tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of each Fund’s managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by the Sub-Adviser. In addition, each Fund will use an integrated leverage and hedging strategy so that the Fund has the potential to enhance income and risk-adjusted total return over time. Each Fund may employ leverage instruments such as bank borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including investments in inverse floating rate securities. Each Fund’s overall goal is to outperform over time the Barclays Build America Bond Index, an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.

The BAB program expired on December 31, 2010, and was not renewed. NBB and NBD each have contingent term provisions stating that if there are no new issuances of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for any twenty-four month period ending on or before December 31, 2014, NBB and NBD will terminate on or around June 30, 2020, and December 31, 2020, respectively. Since there has been no new issuance of BABs for a twenty-four month period, the Funds are currently being managed in line with these termination dates and the distribution of each Fund’s assets to shareholders is planned for those times.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may

36	NUVEEN

have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds have entered into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NBB	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$706,647,573	$—	$706,647,573
Short-Term Investments:
Municipal Bonds	—	1,377,436	—	1,377,436
Investments in Derivatives:
Interest Rate Swaps**	—	(3,687,712)	—	(3,687,712)
Total	$—	$704,337,297	$—	$704,337,297

NBD
Long-Term Investments*:
Municipal Bonds	$—	$174,958,536	$—	$174,958,536
Short-Term Investments:
Municipal Bonds	—	1,010,712	—	1,010,712
Investments in Derivatives:
Interest Rate Swaps**	—	(1,288,094)	—	(1,288,094)
Total	$—	$174,681,154	$—	$174,681,154

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

38	NUVEEN

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NBB	NBD
Floating rate obligations: self-deposited Inverse Floaters	$47,700,000	$5,390,000
Floating rate obligations: externally-deposited Inverse Floaters	90,580,000	48,610,000
Total	$138,280,000	$54,000,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NBB	NBD
Average floating rate obligations outstanding	$47,700,000	$5,390,000
Average annual interest rate and fees	1.43%	1.44%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations - Recourse Trusts	NBB	NBD
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$47,700,000	$5,390,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	90,580,000	48,610,000
Total	$138,280,000	$54,000,000

40	NUVEEN

Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

		Short-Term	Collateral
		Investments, at	Pledged (From	)	Net
Fund	Counterparty	value	Counterparty	*	Exposure
NBB	Fixed Income Clearing Corporation	$1,377,436	$(1,377,436)		$—
NBD	Fixed Income Clearing Corporation	1,010,712	(1,010,712)		—

*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps-OTC cleared/OTC uncleared premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, each Fund continued to use swap contracts to reduce the duration of its bond portfolio as well as to fix its interest cost of leverage.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	NBB	NBD
Average notional amount of interest rate swap contracts outstanding*	$202,566,667	$103,333,333

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NBB
				Unrealized depreciation on interest
Interest rate	Swaps (OTC Uncleared)	—	$—	rate swaps	$(1,851,274)
		Receivable for variation
Interest rate	Swaps (OTC Cleared)	margin on swap contracts**	135,771	—
					—
				Payable for variation
				margin on swap contracts**	(1,972,209)
Total			$135,771		$(3,823,483)
NBD
				Unrealized depreciation on interest
Interest rate	Swaps (OTC Uncleared)	—	$—	rate swaps	$(624,199)
		Receivable for variation
Interest rate	Swaps (OTC Cleared)	margin on swap contracts**	189,427	—	—
		Receivable for variation		Payable for variation
		margin on swap contracts**	(209,759)	margin on swap contracts**	(643,563)
Total			$(20,332)		$(1,267,762)

**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.

The following table presents the Funds’ swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts, as of end of the reporting period.

							Gross Amount Not Offset on the Statement of Assets and Liabilities
		Gross Unrealized Appreciation on Interest Rate Swaps		Gross Unrealized (Depreciation) on Interest Rate Swaps		Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps

							Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty
									Net Exposure
Fund	Counterparty		***		***
NBB
	Morgan Stanley
	Capital Services LLC	$—		$(1,851,274)		$(1,851,274)	$1,831,000	$20,274	$—
NBD
	Barclays Bank PLC	$—		$(624,199)		$(624,199)	$547,000	$77,199	$—

***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

42	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NBB	Interest rate	Swaps	$5,732,915	$(7,940,239)
NBD	Interest rate	Swaps	4,613,701	(5,977,787)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares
The Funds did not have any transactions in shares during the current and prior fiscal period.

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	NBB	NBD
Purchases	$16,398,644	$7,033,590
Sales and maturities	17,438,935	8,820,575

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2017.

NUVEEN	43

Notes to Financial Statements (Unaudited) (continued)

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NBB	NBD
Tax cost of investments	$567,188,874	$127,156,484
Gross unrealized:
Appreciation	$96,319,398	$43,900,137
Depreciation	(3,189,018)	(480,250)
Net unrealized appreciation (depreciation) of investments	$93,130,380	$43,419,887

	NBB	NBD
Tax cost of swaps	$1,831,700	$547,805
Net unrealized appreciation (depreciation) of swaps	(3,687,712)	(1,288,094)

Permanent differences, primarily due to bond premium amortization and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of common share net assets as of March 31, 2017, the Funds’ last tax year end, as follows:

	NBB	NBD
Paid-in surplus	$—	$—
Undistributed (Over-distribution of) net investment income	509,007	163,894
Accumulated net realized gain (loss)	(509,007)	(163,894)

The tax components of undistributed net ordinary income and net long-term capital gains as of March 31, 2017, the Funds’ last tax year end, were as follows:

	NBB	NBD
Undistributed net ordinary income[1]	$1,561,526	$164,684
Undistributed net long-term capital gains	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on March 1, 2017, and paid on April 3, 2017.

The tax character of distributions paid during the Funds’ last tax year ended March 31, 2017 was designated for purposes of the dividends paid deduction as follows:

	NBB	NBD
Distributions from net ordinary income[2]	$34,215,347	$8,884,074
Distributions from net long-term capital gains	—	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of March 31, 2017, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NBB	NBD
Capital losses to be carried forward – not subject to expiration	$13,236,909	$16,905,799

7. Management Fees and Other Transactions with Affiliates

Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

44	NUVEEN

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2017, the complex-level fee for each Fund was 0.1599%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trades of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.

8. Borrowing Arrangements
Each fund entered into a committed secured 364-day line of credit (“Borrowings”) which permits the Funds to borrow on a secured basis as a means of leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	NBB	NBD
Maximum commitment amount	$95,000,000	$15,000,000

NUVEEN	45

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	NBB	NBD
Outstanding balance on Borrowings	$90,175,000	$12,000,000

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	NBB	NBD
Average daily balance outstanding	$90,175,000	$12,000,000
Average annual interest rate	1.89%	1.89%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments. Interest expense incurred on each Fund’s Borrowings was calculated at a rate per annum equal to the higher of (i) the overnight Federal Funds rate plus 0.85% or (ii) the one-month London Inter-bank Offered Rate plus 0.85% for the period April 1, 2017 through May 17, 2017. In addition to the interest expense, the Funds each paid a 0.15% per annum facility fee, based on the unused portion of the commitment amount of the Borrowings at all times when the outstanding Borrowings is greater than 50% of the maximum commitment amount, otherwise the fee is increased to 0.25% per annum.

On May 17, 2017, each Fund renewed its Borrowings, at which time the termination date was extended through May 16, 2018. The interest charged on each Fund’s Borrowings was changed from the higher of (i) the overnight Federal Funds rate plus 0.85% or (ii) the one-month London Inter-bank Offered Rate plus 0.85% to the higher of (i) the overnight Federal Funds rate plus 0.75% or (ii) the one-month LIBOR plus 0.75%. Each Fund also incurred an upfront fee of 0.10% based on the maximum commitment amount of the Borrowings through the renewal date. All other terms of the Borrowings remained unchanged.

Each Fund’s borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, facility fees and other fees incurred on the Borrowings are recognized as a component of “Interest expense” on the Statement of Operations.

Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the interfund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

46	NUVEEN

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

*	Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Drive	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC online at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NBB	NBD
Common Shares repurchased	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	47

Glossary of Terms Used in this Report

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Bloomberg Barclays Aggregate-Eligible Build America Bond Index: An unleveraged index that comprises all direct pay Build America Bonds that are SEC-regulated, taxable, dollar-denominated and have at least one year to final maturity, at least $250 million par amount outstanding, and are determined to be investment grade by Bloomberg Barclays. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

48	NUVEEN

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	49

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

50	NUVEEN

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members

NUVEEN	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year.

Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased

52	NUVEEN

level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

NUVEEN	53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.

For Nuveen Build America Bond Fund, the Board noted that although the Fund ranked in the fourth quartile in its Performance Peer Group in the one-year period, the Fund ranked in the second quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Build America Bond Opportunity Fund, the Board noted that although the Fund ranked in the fourth quartile in its Performance Peer Group in the one-year period, the Fund performed in the second quartile in the three-year period and third quartile in the five-year period. In addition, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.

54	NUVEEN

C.	Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio below its respective peer averages.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, with respect to the non-municipal Nuveen funds, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts); other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen. For the Adviser and/or the Sub-Adviser, with respect to the municipal Nuveen funds, such other clients may include municipal separately managed accounts and passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex.

NUVEEN	55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the average fee rates and/or range of fees assessed for managed accounts and the range of fees assessed for the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

56	NUVEEN

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions,

NUVEEN	57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

58	NUVEEN

Notes

NUVEEN	59

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-C-0917D 304532-INV-B-11/18

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Build America Bond Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: December 7, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 7, 2017